SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) DECEMBER 17, 1998


                       Asset Backed Securities Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             333-64351                                   13-3354848
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      (Commission File Number)             (I.R.S. Employer Identification No.)

  11 Madison Avenue, New York, New York                     10010
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

Filing of Accountant's Consent

          MBIA Insurance Corporation (the "Certificate Insurer") is issuing several financal guaranty insurance policies relating to Asset Backed Securities Corporation Home Equity Loan Pass-Through Certificates, Series 1998-1LB. In connection with certain financial information of the Certificate Insurer included in the related Prospectus Supplement, PricewaterhouseCoopers LLP has consented to its being named as an expert.


Item 7. Financial Statements and Exhibits.

          (c) Exhibits

EXHIBIT NO.                Document Description

23.2                       Consent of PricewaterhouseCoopers LLP


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED SECURITIES CORPORATION
                                        (Registrant)



Dated:  December 24, 1998                By:   /S/ FIACHRA O'DRISCOLL
                                               -------------------------------
                                               Name:  Fiachra O'Driscoll
                                               Title: Authorized Officer


                                INDEX TO EXHIBITS

EXHIBIT NO.                Document Description

23.2                       Consent of PricewaterhouseCoopers LLP


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